EXHIBIT 10.1

Execution Version

FIRST AMENDMENT AND CONSENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

June 27, 2014

among

DRESSER-RAND GROUP INC.,

as Domestic Borrower,

GRUPO GUASCOR, S.L.,

as Spanish Borrower

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

J.P. MORGAN EUROPE LIMITED,

as European Administrative Agent

First Amendment and Consent to

amended and restated Credit Agreement

THIS First Amendment AND CONSENT to amended and restated Credit Agreement (this “First Amendment”), dated as of June 27, 2014, is among DRESSER-RAND GROUP INC.,  a Delaware corporation (the “Domestic Borrower”); GRUPO GUASCOR, S.L., a sociedad limitada organized under the laws of Spain (the “Spanish Borrower”); J.P.  MORGAN EUROPE LIMITED,  as European administrative agent and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

The Domestic Borrower, the Spanish Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of September 30, 2013  (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Domestic Borrower and the Spanish Borrower; and

The Domestic Borrower and the Spanish Borrower have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement and consent to certain transactions as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.
2.1 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended by adding the following definitions where alphabetically appropriate:

“Anti-Corruption Laws”  means the United States Foreign Corrupt Practices Act of 1977, the United Kingdom Bribery Act 2010, and any other applicable US federal or state laws concerning or related to bribery or corruption.

“Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Sanctions Authorities, (b) any Person operating, organized or resident in a

Sanctioned Country or (c) any Person majority (fifty percent or more) owned or controlled by any such Person.

2.2 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended by amending the following definition:

“Sanctions Authorities” shall mean (i) the United States government, (ii) the European Union, (iii) the United Kingdom or (iv) the respective governmental institutions and agencies of any of the foregoing, including, without limitation, OFAC, the United States Department of State, and Her Majesty's Treasury.

2.3 Amendment to Section 3.21. Section 3.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Anti-Terrorism and Sanctions Laws. The Domestic Borrower has implemented and maintains in effect compliance policies and procedures applicable to the Domestic Borrower, its Subsidiaries and their respective directors, officers, employees and agents (in the case of officers, employees, directors and agents, applicable solely in their capacity as such for the Domestic Borrower or its Subsidiaries) with respect to Anti-Corruption Laws and Sanctions, in each case to the extent applicable to such entities or persons, and the Domestic Borrower, its Subsidiaries and their respective officers and employees, and to the knowledge of the Domestic Borrower, its directors and agents (in case of officers, employees, directors and agents, acting solely their capacity as such for the Domestic Borrower or its Subsidiaries), are in compliance with Anti-Corruption Laws and Sanctions, in each case to the extent applicable to such entities or persons, in all material respects. None of (a) the Domestic Borrower, any Subsidiary or to the knowledge of the Domestic Borrower or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of the Domestic Borrower, any agent of the Domestic Borrower or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, is a Sanctioned Person.

2.4 Amendment to Section 5.06(b). Section 5.06(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Maintain in effect and enforce compliance policies and procedures applicable to the Domestic Borrower, its Subsidiaries and their respective directors, officers, employees and agents (in the case of officers, employees, directors and agents, applicable solely in their capacity as such for the Domestic Borrower or its Subsidiaries) with respect to Anti-Corruption Laws and Sanctions, in each case to the extent applicable to such entities or persons.

2.5 Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Use of Proceeds.    The Borrowers shall not use, and shall cause their Subsidiaries and their respective directors, officers, employees and agents (in the case of officers, employees, directors and agents, applicable solely in their capacity as such for the Borrowers or their Subsidiaries) not to use, the proceeds of any Borrowing or Letter of Credit in a manner that would result in a material violation of any applicable Anti-Corruption Laws or in violation of applicable Sanctions by any of the Loan Parties, any Lender or Agent party hereto.

Section 3. Amendment to Domestic Collateral Agreement. Schedule II to the Domestic Collateral Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule II.

Section 4. Consents.  The Domestic Borrower  has informed the Administrative Agent and the Lenders of its and its Subsidiaries’ that it will enter into a series of transactions described in clauses (a) through (q) below (collectively, the “Reorganization Transactions”):

(a) The Domestic Borrower has exchanged certain Equity Interests in D-R Luxembourg Holding I, S.à r.l., Luxembourg Société à responsabilité limitée (“Sarl 1”);

(b) The Domestic Borrower has formed Dresser-Rand Holding (Luxembourg) Inc., a Delaware corporation  (“Foreign Holdco”), and Foreign Holdco has formed Dresser-Rand Holding (Luxembourg) LLC, a Delaware limited liability company (“Lux Partner LLC”);

(c) Foreign Holdco has formed D-R Luxembourg Holding 3 S.à r.l., a  Luxembourg Société à responsabilité limitée (“Sarl 3”), and Foreign Holdco and Lux Partner LLC have formed D-R Luxembourg Partners 1 S.C.S., a Luxembourg société en commandite simple (“SCS 1”) by (i) Foreign Holdco contributing 100% of the Equity Interests of Sarl 3 to SCS 1 on behalf of itself and Lux Partner LLC and (ii) Lux Partner LLC issuing a note to Foreign Holdco in exchange for its interest in SCS 1;

(d) Sarl 3 has formed D-R International S.à r.l., a Luxembourg Société à responsabilité limitée (“DRI Sarl”);
(e) Foreign Holdco will convert to Dresser-Rand International Holdings, LLC, a Delaware limited liability company;

(f) Dresser-Rand Machinery Repair Belgie N.V., a Belgium naamloze vennootschap, will dissolve, distributing all of its assets and liabilities into Dresser-Rand Company, a New York general partnership (“DRC”);

(g)  DRC will contribute (i) Dresser-Rand Italia S.R.L., an Italy Società a Responsabilità Limitata, (ii) Dresser-Rand de Mexico, S.A. de C.V., a Mexico Sociedad Anónima de Capital Variable, (iii) Dresser-Rand Services, S. de R.L., de C.V., a Mexico Sociedad de responsabilidad limitada de Capital Variable, and (iv) Dresser-Rand (Nigeria) Ltd., a Nigeria limited company, to Dresser-Rand Services B.V., a Netherlands besloten vennootschap (“Services BV”);

(h) DRC will distribute all of the Equity Interests of Services BV to the Domestic Borrower and Dresser-Rand LLC, a Delaware limited liability company (“DR LLC”), DR LLC will distribute all of such Equity Interests it receives from DRC to the Domestic Borrower, and the Domestic Borrower will contribute all of the Equity Interests of Services BV to Dresser-Rand Holding (Delaware) LLC, a Delaware limited liability company (“DRH”);

(i) Dresser-Rand Overseas Sales Company Limited, a Delaware corporation, will dissolve, distributing all of its assets and liabilities into DRH;

(j) DRH will distribute the Equity Interests of Dresser-Rand International Inc., a Delaware corporation, Dresser-Rand Japan Ltd., a Japan limited company (“Japan”) and Dresser-Rand (Thailand) Limited, a Thailand limited company to the Domestic Borrower;

(k) DRC will distribute all of the Equity Interests of Dresser-Rand International B.V., a Netherlands besloten vennootschap (“DRI BV”), to the Domestic Borrower and DR LLC, DR LLC will distribute all of such Equity Interests it receives from DRC to the Domestic Borrower, and the Domestic Borrower will contribute all of the Equity Interests of DRI BV to Sarl 1;

(l) The Domestic Borrower will refinance its note receivable from Sarl 1 in a principal amount of approximately €66,000,000 into a number of separate notes receivable (the “Sarl 1 Notes”), and will contribute one such Sarl 1 Note to DR LLC; D-R Holdings (France) S.A.S., a France société par actions simplifiée (“France Holdings”), will sell 10% of the Equity Interests of Dresser-Rand GmbH, a Germany Gesellschaft mit beschränkter Haftung (“Germany Holdings”), to the Domestic Borrower in exchange for another of such Sarl 1 Notes; and France Holdings will sell 90% of the Equity Interests of Germany Holdings to DR LLC in exchange for another of such Sarl 1 Notes; Domestic Borrower will sell other Sarl 1 Notes to certain other Subsidiaries in exchange for accounts receivable.

(m) The Domestic Borrower will contribute all of the Equity Interests of Sarl 1, DRH and Japan to Foreign Holdco;

(n) Foreign Holdco will contribute all of the Equity Interests of Sarl 1 (other than certain convertible preferred equity certificates in Sarl 1), DRH and Japan to SCS 1, and SCS 1 will sell all of such Equity Interests to Sarl 3 in exchange for a debt facility evidenced by a master facility agreement (the “Master Facility Agreement”);

(o) Sarl 3 will contribute all of the Equity Interests of Japan to DRH;
(p) DRI BV will sell its intercompany accounts receivable, and accounts payable to DRI Sarl in exchange for a note;
(q) DRH migrates and converts to a Luxembourg Société à responsabilité limitée;

(r) The Domestic Borrower will contribute one of the Sarl 1 Notes (“Note 5”) to Foreign Holdco for an increase to capital; Foreign Holdco will contribute Note 5 to SCS 1 in exchange for Equity Interests in SCS 1; SCS 1 will sell Note 5 to Sarl 3 for an additional tranche of the Master Facility Agreement; Sarl 3 will contribute Note 5 to DRI Sarl in exchange for additional DRI Sarl Equity Interests; and

(s) To the extent DRI Sarl’s assets exceed its liabilities, Sarl 3 may recapitalize DRI Sarl by exchanging certain of DRI Sarl’s common Equity Interests for newly-issued Equity Interests in the form of convertible preferred equity certificates;

The Domestic Borrower has requested that the Administrative Agent and the Lenders consent to (the “Consent”) and agree with the following in connection with the Reorganization Transactions notwithstanding anything contained in any provisions of the Credit Agreement to the contrary, including, without limitation in Section 5.10 (Further Assurances), Section 6.01 (Indebtedness), Section 6.04 (Investments, Loans and Advances), Section 6.05  (Mergers; Consolidations, Sales of Assets and Acquisitions),  Section 6.06 (Dividends and Distributions) or Section 6.07 (Transactions with Affiliates), the Domestic Borrower and its Subsidiaries may take any of the actions described in clauses (a) through (s) above and may consummate the Reorganization Transactions.  Effective as of First Amendment Effective Date (as defined below), the Administrative Agent and the undersigned Lenders (constituting Required Lenders under the Credit Agreement as of the date hereof) hereby grant the Consent.

Section 5. Post-Closing Covenants.

(a) Not later than sixty (60) days after the Domestic Borrower and DR LLC have acquired the Equity Interests of Germany Holdings as described in Section 4(l) above  (or such date thereafter as may be agreed by the Administrative Agent in its sole discretion), the Domestic Borrower and DR LLC will have entered, and the Domestic Borrower will have caused Germany Holdings to enter, into a Foreign Collateral Agreement with respect to the pledge of 65% of the Equity Interests of Germany Holdings owned by the Domestic Borrower and DR LLC, in form and substance satisfactory to the Administrative Agent and otherwise in compliance with the Collateral and Guarantee Requirement and Section 9.23 of the Credit Agreement.

(b) Not later than thirty (30) days after the First Amendment Effective Date (or such date thereafter as may be agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a supplement to the Domestic Collateral Agreement from Synchrony Inc., a Virginia corporation (“Synchrony”), in form and substance satisfactory to the Administrative Agent, together with (i) certificates representing all of the issued and outstanding Equity Interests in Synchrony and stock powers with respect thereto executed in blank and (ii) such organizational documents, certificates and legal opinions as may be reasonably requested by the Administrative Agent or its counsel.  Upon completion of the requirements of this paragraph (b), the Administrative Agent is hereby authorized to amend Schedule II to the Domestic Collateral Agreement in order to reflect the pledge of the Equity Interests in Synchrony described above.

(c)  Not later than ten (10) days after the completion of the Reorganization Transactions, the Domestic Borrower shall deliver updated versions of Schedule 1.01(a) and Schedule 3.07(g) to the Administrative Agent.  Notwithstanding anything to the contrary set forth in the Credit Agreement, from and after date of such delivery, each reference in the Credit

Agreement to the term “Closing Date” with respect to Schedule 3.07(g) shall be deemed to be a reference to the date of such delivery.

Section 6. Releases.  Upon the completion of the transaction described in clause (m) of Section 4, the Administrative Agent and the Lenders agree to release their security interest in 65% of the Equity Interests of each of DRH and Sarl 1.  The undersigned Lenders (constituting Required Lenders under the Credit Agreement as of the date hereof) hereby authorize the Administrative Agent to enter into such documentation as is requested by the Borrower in order to effect the foregoing releases.  Upon executing such documentation with respect to DRH, the Administrative Agent is hereby authorized to amend Schedule II to the Domestic Collateral Agreement in order to reflect the release of the pledge of the Equity Interests in DRH previously granted to the Administrative Agent and the Lenders.

Section 7. Limited Nature of Amendment. This First Amendment shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, except as expressly set forth herein, (b) impair or prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrowers or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.

Section 8. Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “First Amendment Effective Date”):

8.1 The Administrative Agent shall have received from the Required Lenders, the Administrative Agent and the Borrowers, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

8.2 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

8.3 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.

8.4 Each guarantor party to the Domestic Collateral Agreement shall have executed and delivered the Reaffirmation and Ratification attached to this First Amendment.
Section 9. Miscellaneous.
9.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

9.2 Ratification and Affirmation; Representations and Warranties.  The Borrowers hereby: (a) acknowledge the terms of this First Amendment; (b) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agree that from and after the First Amendment Effective Date each reference to the Credit Agreement in the Domestic Collateral Agreement, the Mortgages and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties made by the Borrowers contained in each Loan Document to which they are a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

9.3 Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

9.4 Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.5 No Oral Agreement.  This FIRST AMENDMENT, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no oral agreements between the parties.

9.6 GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

DRESSER-RAND GROUP INC.,
as the Domestic Borrower

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Vice President and Treasurer

GRUPO GUASCOR, S.L.,
as the Spanish Borrower

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Director

Dresser-Rand
First Amendment

JPMorgan Chase Bank, N.A.,
as Administrative Agent and as Lender

By: / s / Stephanie Balette
Name: Stephanie Balette
Title: Authorized Signer

Dresser-Rand
First Amendment

J.P. Morgan Europe Limited,
as European Administrative Agent

By: / s / Altan Kayaalp
Name: Altan Kayaalp
Title: Executive Director

Dresser-Rand
First Amendment

Bank of America, N.A.,
as Co-Syndication Agent and as Lender

By: / s / Julie Castano
Name: Julie Castano
Title: SVP

Dresser-Rand
First Amendment

Commerzbank AG, New York and Grand Cayman Branch,
as Co-Syndication Agent and as Lender

By: / s / Kiuli Chan
Name: Kiuli Chan
Title: Director

By: / s / Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

Dresser-Rand
First Amendment

DNB Bank ASA, New York Branch,
as Co-Syndication Agent

By: / s / Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By: / s / Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President

DNB Capital LLC,
as a Revolving Facility & Term Facility Lender

By: / s / Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By: / s / Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President

DNB Bank ASA, Grand Cayman Branch,
as a Euro Revolving Facility Lender

By: / s / Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By: / s / Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President

Dresser-Rand
First Amendment

Santander Bank, N.A.
as Co-Syndication Agent and as Lender

By: / s / Peter Lopoukhine
Name: Peter Lopoukhine
Title: Senior Vice President

Dresser-Rand
First Amendment

Wells Fargo Bank, N.A.,
as Co-Syndication Agent and as Lender

By: / s / Shannon Cunningham
Name: Shannon Cunningham
Title: Assistance Vice President

Dresser-Rand
First Amendment

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as Revolving Facility Lender, Delayed Draw Lender, and Term Facility lender

By: / s / Andrew Oram
Name: Andrew Oram
Title: Managing Director

Dresser-Rand
First Amendment

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as Euro Revolving Facility Lender

By: / s / Ignacio Asin
Name: Ignacio Asin
Title: Head of Corporate Finance – Madrid

Dresser-Rand
First Amendment

Compass Bank,
as a Lender

By: / s / Khoa Duong
Name: Khoa Duong
Title: Vice President

Dresser-Rand
First Amendment

Citibank, N.A.,
as a Lender

By: / s / Allen Blankenship
Name: Allen Blankenship
Title: Vice President

Dresser-Rand
First Amendment

HSBC Bank USA, N.A.,
as a Lender

By: / s / Jay Fort
Name: Jay Fort
Title: Senior Vice President

Dresser-Rand
First Amendment

Sumimoto Mitsui Banking Corporation,
as a Lender

By: / s / James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Dresser-Rand
First Amendment

Barclays Bank PLC,
as a Lender

By: / s / Jonathan Wilson
Name: Jonathan Wilson
Title: Director

Dresser-Rand
First Amendment

U.S. Bank National Association,
as a Lender

By: / s / John M. Eyerman
Name: John M. Eyerman
Title: Vice President

Dresser-Rand
First Amendment

Branch Banking and Trust Company,
as a Lender

By: / s / DeVon J. Lang
Name: DeVon J. Lang
Title: Vice President

Dresser-Rand
First Amendment

Comerica Bank,
as a Lender

By: / s / L. J. Perenyi
Name: L. J. Perenyi
Title: Vice President

Dresser-Rand
First Amendment

Morgan Stanley Senior Funding, Inc.
as a Lender

By: / s / Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Vice President

Morgan Stanley Bank, N.A.,
as a Lender

By: / s / Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Dresser-Rand
First Amendment

The Northern Trust Company,
as a Lender

By: / s / Keith Burson
Name: Keith Burson
Title: Vice President

Dresser-Rand
First Amendment

The Bank of Nova Scotia
as a Lender

By: / s / John Frazell
Name: John Frazell
Title: Director

Dresser-Rand
First Amendment

CapitalOne, N.A.
as a Lender

By: / s / Tony Alexander
Name: Tony Alexander
Title: Vice President

Dresser-Rand
First Amendment

UniCredit AG, New York Branch
as a Lender

By: / s / Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

By: / s / Bryon Korutz
Name: Bryon Korutz
Title: Associate Director

Dresser-Rand
First Amendment

BNP Paribas
as a Lender

By: / s / Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

By: / s / Julien Pecoud-Bouvet
Name: Julien Pecoud-Bouvet
Title: Vice President

Dresser-Rand
First Amendment

Standard Chartered Bank
as a Lender

By: / s / Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

By: / s / Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director

Dresser-Rand
First Amendment

REAFFIRMATION AND RATIFICATION: Each of the undersigned guarantors party to the Domestic Collateral Agreement hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Domestic Collateral Agreement, and agrees that each Loan Document to which it is a party, including the Domestic Collateral Agreement, remains in full force and effect except as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties made by such guarantor contained in each Loan Document to which such guarantor is a party, including the Domestic Collateral Agreement, are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:

DRESSER-RAND COMPANY

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Treasurer

DRESSER-RAND LLC

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Treasurer

D-R STEAM LLC

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Treasurer

DRESSER-RAND POWER LLC

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Treasurer

Reaffirmation and Ratification

DRESSER-RAND GLOBAL SERVICES, INC.

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Treasurer

DR ACQUISITION LLC

By: Dresser-Rand Company, its sole member

By: / s / Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Treasurer

Reaffirmation and Ratification

Schedule II

Pledged Stock; Pledged Debt Securities

A.  Pledged Stock

Certificated Pledged Stock

Issuer	Pledgor	Certificate Number	Class of Equity Interest	Number of Shares	Percentage Pledged by Pledgor
Dresser-Rand Global Services, Inc.	Dresser-Rand Company	1	Common Stock	100	100%
Dresser-Rand Holdings (Delaware) LLC	Dresser-Rand Group Inc.	2	Common Interests	65	65%
Dresser-Rand Power LLC	Dresser-Rand Group Inc.	1	Common Interests	100	100%
Dresser-Rand LLC	Dresser-Rand Group Inc.	1	Common Interests	100	100%
Dresser-Rand Holding (Luxembourg) Inc.[1]	Dresser-Rand Group Inc.	N/A	Common Stock	1,000	65%

Uncertificated Pledged Stock

Issuer	Pledgor	Class of Equity Interest	Percentage Pledged by Pledgor
DR Acquisition LLC	Dresser-Rand Company	Membership Interests	100%
Dresser-Rand Company	Dresser-Rand Group Inc.	Partnership Interests	49%
	Dresser-Rand LLC		51%

D-R Steam LLC	Dresser-Rand Group Inc	Membership Interests	100%

B.  Pledged Debt Securities

None.

1 To be converted into an LLC.

Schedule II